UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2009
FUELCELL ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14204	06-0853042

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Great Pasture Road, Danbury, Connecticut	06813

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 825-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FuelCell Energy, Inc. (the “Company”) is filing this Form 8-K/A to amend the Company’s Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on November 2, 2009 (the “Original Filing”). The purpose of the amendment is to add a list of exhibits and attachments and to clarify the confidential treatment being requested for certain items in Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits

4.01	Securities Purchase Agreement (incorporated by reference from Exhibit 4.01 filed with the Original Filing)
10.1	Stack Technology Transfer and License Agreement
10.2	Contract for the Supply of DFC Modules and DFC Components
99.1	Press release, dated October 27, 2009, issued by FuelCell Energy, Inc. (incorporated by reference from Exhibit 99.1 filed with the Original Filing)
Confidential treatment has been requested as to certain portions of Exhibits 10.1 and 10.2. Redacted portions of the exhibits are marked with an * and have been filed separately with the SEC.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.
Date: April 13, 2010	By:	/s/ Joseph G. Mahler
Joseph G. Mahler
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer